UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alynx, Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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ALYNX, CO.

1234 AIRPORT ROAD

SUITE 105

DESTIN, FLORIDA 32541

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD March 31, 2008

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of Alynx, Co. (“Alynx” or the “Company”) will be held at the offices of Womble Carlyle Sandridge & Rice, PLLC located at Suite 3500, 1201 West Peachtree Street, Atlanta, GA 30309, on March 31, 2008, at 9:00 a.m., local time, for the following purposes:

1. To approve a 1 for 3.234758 reverse split of all shares of Alynx Common Stock.

2. Subject to approval of the reverse split, to consider and vote upon a change in Alynx’s state of incorporation from Nevada to Florida by the merger of Alynx with and into its wholly-owned subsidiary, MiMedx Group, Inc., a Florida corporation (“MiMedx Group”), pursuant to which:

•	The name of Alynx, Co. will be changed to MiMedx Group, Inc.;

•	The Articles of Incorporation attached hereto as Exhibit A will be the Articles of Incorporation of the surviving company; and

•	The Bylaws attached hereto as Exhibit B will be the Bylaws of the surviving company.

3. To consider and vote upon a proposal to grant discretionary authority to the our Board of Directors (the “Board”) or a committee thereof to adjourn or postpone the Meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein.

4. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Only stockholders of record at the close of business on March 10, 2008, are entitled to receive notice of and to vote at the Meeting.

You are cordially invited to attend the Meeting in person. However, whether or not you plan to attend, and regardless of the number of shares you hold, your vote is very important. Please complete, sign, date and promptly return the proxy card attached hereto in the enclosed postage-prepaid envelope so that your shares will be represented, whether or not you plan to attend the Meeting. You may revoke your proxy by delivering to the Secretary of Alynx a written revocation or a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.

Atlanta, Georgia
March 10, 2008
By Order of the Board of Directors,

John C. Thomas, Jr.
Chief Financial Officer and Secretary

QUESTIONS AND ANSWERS

1.	What am I voting on?

You are being asked to vote on proposals to approve:

•	A 1 for 3.234758 reverse split of all shares of Alynx Common Stock. See “Proposal 1: The Reverse Split.”

•

Subject to approval of the reverse split, the redomestication of the Company from Nevada to Florida, through a merger with and into the Company’s wholly-owned subsidiary, MiMedx Group, Inc. (the “Redomestication”). See “Proposal 2: Change in Corporate Domicile.”

•

A proposal to grant discretionary authority to the Board or a committee thereof to adjourn or postpone the Meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein (the “Adjournment”). See “Proposal 3: The Adjournment.”

2.	What will stockholders receive in the reverse split and the Redomestication?

If the reverse split is approved:

•	Holders of Common Stock will receive 1 share of Alynx Common Stock for every 3.234758 shares of Common Stock held pre-split; and

•	Holders of Series A Preferred Stock will receive 5 shares of Alynx Common Stock for every share of Preferred Stock held pre-split.

AS A RESULT OF THE REVERSE SPLIT, FORMER HOLDERS OF MIMEDX, INC. CAPITAL STOCK WILL HOLD A NUMBER OF SHARES OF ALYNX COMMON STOCK EQUAL TO THE NUMBER OF SHARES OF MIMEDX, INC. CAPITAL STOCK THEY HELD.

Subject to the approval of the reverse split, if the Redomestication is approved:

•

The merger consideration for one share of Alynx Common Stock will be one share of Common Stock of MiMedx Group, Inc. Assuming the reverse split is approved, there will be no shares of preferred stock outstanding.

3.	When will I be entitled to receive my merger consideration?

You will be entitled to receive your merger consideration upon consummation of the Redomestication, and, for those persons whose shares are represented by certificate(s), the Company’s receipt of the certificate(s) for your shares of Alynx stock.

4.	What happens to stockholders who exercise appraisal rights?

Under Nevada law, you are entitled to appraisal rights for the Redomestication. If you do not vote in favor of the Redomestication and you properly exercise your appraisal rights described below and in the Nevada Revised Statutes (“NRS”) provisions attached hereto as Exhibit C, you may receive the “fair value” in cash for your shares. The “fair value” could be equal to, less than, or more than the per share merger consideration provided for in the Merger Agreement.

5.	When and where will the special meeting of stockholders be held?

Alynx will hold a special stockholders’ meeting at 9:00 a.m., local time, on March 31, 2008 at the offices of Womble Carlyle Sandridge & Rice, PLLC, One Atlantic Center, Suite 3500, 1201 West Peachtree, Atlanta, Georgia 30309.

6.	What is the recommendation of the Board?

The members of the Board who have voted on the reverse split, the Redomestication, and the Adjournment have approved all three proposals and recommend that you vote in favor of each.

7.	What are the federal income tax consequences to stockholders?

An Alynx stockholder who receives MiMedx Group, Inc. common stock, in exchange for such stockholder’s shares of Alynx, Co. capital stock pursuant to the Redomestication generally will not recognize gain or loss at the time of the Redomestication by merger. The exercise of appraisal rights, as provided for under the NRS, and receipt of cash as a result thereof, generally

(i)

will constitute a taxable transaction. You should consult your tax advisor with respect to your individual tax consequences with respect to the Redomestication by merger. See “The Redomestication – Certain Federal Income Tax Consequences.”

8.	What do I need to do now?

Stockholders who wish to vote “FOR” or “AGAINST” the approval of the reverse split, the Redomestication, or the Adjournment should sign and return the proxy attached hereto to:

Interwest Transfer Company, Inc.

P.O. Box 17136

Salt Lake City, Ut 84117

Attn: Proxy Department

Via Facsimile: (801) 277-3147

Stockholders who elect to exercise appraisal rights should not vote “FOR” the Redomestication and should carefully read and comply with the procedures discussed below, and the appraisal rights provisions of Sections 92A.300 to 92A.500 of the NRS, which is set forth as Exhibit C to this Proxy Statement.

9.	What will happen if I don’t send in my proxy?

If you do not send in your proxy and you do not attend the meeting and vote in person, then your shares will have the effect of being voted “AGAINST” the reverse split and the Redomestication. The affirmative vote of stockholders holding a majority of the voting power of each of our Common Stock and Series A Preferred Stock, voting as separate classes, will be required to effect the proposed reverse split. The affirmative vote of stockholders holding a majority of the voting power of all of our capital stock will be required to effect the proposed redomestication from Nevada to Florida. (Note: If the reverse split is approved, only Common Stock will be outstanding.) In order to transact business at the Meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares each class issued and outstanding as of the record date are represented at the Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present. Approval of the Adjournment requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote and represented in person or by proxy at the meeting. Abstentions and broker non-votes will have the same effect as negative votes.

Even if you decide not to vote “FOR” the proposals, you should consider executing the proxy, so indicating therein.

10.	Do I need to send in my stock certificate(s) now?

No, but if the Redomestication is approved, you will be notified and asked to send in your stock certificate(s). However, if you are a former MiMedx, Inc. shareholder and have not yet sent in your stock certificates representing your MiMedx shares, in accordance with a letter of transmittal previously sent to you, please do so as soon as practicable. If you need another letter of transmittal, please contact Susan Kiefer at 850-269-0000.

11.	When are the reverse split and the Redomestication expected to be completed?

The reverse split will be effective immediately upon stockholder approval, and we expect the Redomestication to become effective promptly after stockholder approval has been obtained.

12.	Who will manage the Company after the Redomestication?

The management and Board of Alynx will become the management and directors of MiMedx Group, Inc. if the Redomestication is approved.

(ii)

13.	Why does the proxy card have a space for me to provide my email address?

Pursuant to the laws of Nevada and Florida, and with the consent of the stockholder, a corporation may send notices to stockholders by means of an electronic submission such as email or a link to the worldwide web. Management believes that sending information to stockholders by means of email will enable the Company to send information rapidly and at less expense. Accordingly, the Company has requested that you consent to electronic delivery and to provide your email address.

14.	What are the address and telephone number for Alynx and MiMedx Group?

1234 Airport Road

Suite 105

Destin, Florida 32541

Fax: (850) 650-2213

Phone: (850) 269-0000

(iii)

ALYNX, CO.

1234 AIRPORT ROAD

SUITE 105

DESTIN, FLORIDA 32541

PROXY STATEMENT

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of Alynx, Co. (“Alynx” or the “Company”) for use in connection with the Special Meeting of Stockholders to be held on March 31, 2008, beginning at 9:00 a.m., local time, at the offices of Womble Carlyle Sandridge & Rice located at Suite 3500, 1201 West Peachtree Street, Atlanta, GA 30309, and at any and all adjournments or postponements thereof. All expenses in connection with the solicitation of this proxy will be paid by the Company, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, fax, e-mail or personal calls. This Proxy Statement is being mailed on or about March 10, 2008.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Only stockholders of record at the close of business on March 10, 2008 (the “Record Date”) will be entitled to vote at the Meeting.

DESCRIPTION OF SECURITIES

The following description is only a summary of certain significant provisions of the rights, preferences, qualifications and restrictions of our capital stock.

Authorized Capital Stock

Alynx’s authorized capital stock consists of 105,000,000 shares, of which 5,000,000 shares are “blank check” preferred stock, $0.001 par value per share and 100,000,000 shares are Common stock, $0.001 par value per share.

As of the Record Date 55,783,146 shares of Alynx Common Stock held of record by approximately 680 holders and 3,684,040 shares of Alynx Series A Preferred Stock (convertible into 56,944,572 shares of Common Stock) held of record by approximately 170 holders were outstanding.

Common Stock

We are authorized to issue 100,000,000 shares of common stock. The Common Stock is fully paid and non-assessable. The holders of common stock are entitled to equal dividends and distributions, per share, on the common stock when, as and if declared by the Board from funds legally available for that. No holder of any shares of common stock has a pre-emptive right to subscribe for any securities nor are any common shares subject to redemption or convertible into other securities. Upon liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders (with preferred rights upon liquidation, if any) the assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock. All shares of common stock now outstanding are fully paid, validly issued and non-assessable. Each share of common stock is entitled to one vote on the election of any director or any other matter upon which stockholders are required or permitted to vote. Holders of our common stock do not have cumulative voting rights, so that the holders of more than 50% of the combined voting power entitled to vote for the election of directors may elect all of the directors, if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any members to the Board. Issuance of additional common stock in the future will reduce proportionate ownership and voting power of each share outstanding. Directors can issue additional common stock, without stockholder approval to the extent authorized.

Preferred Stock

We are also authorized to issue 5,000,000 shares of preferred stock. Under the articles of incorporation, the Board has the power, without further action by the holders of common stock, to designate the relative rights and preferences of the preferred stock, and issue the preferred stock in one or more series as designated by the Board. The designation of rights and preferences could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, any of which may be dilutive of the interest of the holders of the common stock or the preferred stock of any other series. The Board effects a designation of each series of preferred stock by filing with the Nevada Secretary of State a Certificate of Designation defining the rights and preferences of each series. Documents so filed are matters of public record and may be examined according to procedures of the Nevada Secretary of State, or copies may be obtained from the Company. The ability of directors, without stockholder approval, to issue additional shares of preferred stock could be used as an anti-takeover measure. Anti-takeover measures may result in you receiving less for your stock than you otherwise might. The issuance of preferred stock creates additional securities with dividend and liquidation preferences over common stock, and may have the effect of delaying or preventing a change in control without further stockholder action and may adversely effect the rights and powers, including voting rights, of the holders of common stock. In certain circumstances, the issuance of preferred stock could depress the market price of the common stock.

Series A Preferred Stock

We have designated 3,684,040 of these shares Series A Preferred Stock, pursuant to a Certificate of Designation (the “Certificate of Designation”) filed with the Nevada Secretary of State. Each share of Alynx Series A Preferred Stock shall automatically convert into 15.45710482 shares of Alynx Common Stock (the “Conversion Rate”) upon the taking of any corporate action creating a sufficient number of authorized but unissued shares of Common Stock to (i) effect the conversion of all outstanding shares of the Series A Preferred Stock and (ii) issue any shares of Common Stock issuable upon (x) the exercise of options to purchase or rights to subscribe for Common Stock, (y) the conversion of securities by their terms convertible or exchangeable for Common Stock, or (z) the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities. The Conversion Rate will be appropriately adjusted in the event of a stock dividend, split or similar recapitalizations. The Alynx Series A Preferred Stock will vote together as a single class with the Alynx Common Stock on all matters presented to the stockholders, except as otherwise required by law. Each share of Series A Preferred Stock will have the number of votes that could be cast if that share was converted into Common Stock as of the record date for the vote.

The holders of the Series A Preferred Stock shall be entitled to participate with the holders of Common Stock pari passu, on an as converted basis, in any dividends paid or set aside for payment by the Company. In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, all stockholders shall participate pari passu in the distribution of any of the assets or surplus funds of the Company in accordance with (a) the number of shares of Common Stock held by them or (b) the number of shares of Common Stock into which each share of Series A Preferred Stock could be converted. We must obtain the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, in order amend the Certificate of Designation, if such action would adversely alter or change the preferences, rights, privileges, or powers of, or restrictions provided for the benefit of, the Series A Preferred Stock.

IF THE PROPOSED REVERSE SPLIT IS APPROVED, THEN THE AUTOMATIC CONVERSION PROVISION IN THE CERTIFICATE OF DESIGNATION OF THE SERIES A PREFERRED STOCK WILL BE TRIGGERED, AND EACH SHARE OF SERIES A PREFERRED STOCK WILL AUTOMATICALLY CONVERT INTO FIVE (5) SHARES OF COMMON STOCK. AS A RESULT, EACH FORMER HOLDER OF MIMEDX, INC. PREFERRED STOCK WILL HOLD THE SAME NUMBER OF COMMON SHARES IN ALYNX AS THE NUMBER OF PREFERRED SHARES THEY PREVIOUSLY HELD IN MIMEDX, INC.

If the proposed Redomestication is approved and consummated, then the Capital Stock of MiMedx Group will be generally the same as that of the Company, except as described at “Proposal 2.”

REQUIRED VOTE

The affirmative vote of stockholders holding a majority of the voting power of each of our Common Stock and Series A Preferred Stock, voting as separate classes, will be required to effect the proposed reverse split. The affirmative vote of stockholders holding a majority of the voting power of all of our capital stock will be required to effect the proposed redomestication from Nevada to Florida. (Note: If the reverse split is approved, only Common Stock will be outstanding.) In order to transact business at the Meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares each class issued and outstanding as of the record date are represented at the Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present. Approval of the Adjournment requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote and represented in person or by proxy at the meeting. Abstentions and broker non-votes will have the same effect as negative votes. You may revoke your proxy by delivering to the Secretary of Alynx a written revocation or a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 10, 2008, the record date, 55,783,146 shares of Common Stock and 3,684,040 shares of Preferred Stock (convertible into 56,944,572 shares of Common Stock) were issued and outstanding. In addition, at March 10, 2008, there were options and warrants to acquire 16,401,763 shares of Common Stock at a weighted exercise price of $0.67 per share. The following table sets forth certain information regarding our capital stock, beneficially owned as of March 10, 2008, by each person known to us to beneficially own more than 5% of our Common or Series A Preferred Stock, each executive officer and director, and all directors and executive officers as a group. We calculated beneficial ownership according to Rule 13d-3 of the Securities Exchange Act as of that date. Shares issuable upon exercise of options or warrants that are exercisable or convertible within 60 days after March 10, 2008 are included as beneficially owned by the holder. Beneficial ownership generally includes voting and investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

Name	Number of Shares/Percent of Class (1)		Aggregate Percentage Ownership (2)
	Common	Series A Preferred
Steve Gorlin (3)(4)	10,716,330/19.15%	—	9.49%

Thomas W. D’Alonzo(4)(5)	2,457,680/4.40%	—	2.18%

Brian J. Splan(6)	463,713/ *	—	*

Matthew J. Miller(7)	5,488,713/9.83%	—	4.87%

John C. Thomas, Jr.(4)(8)	5,329,322/9.54%	—	4.73%

Thomas J. Koob, Ph.D.(9)	927,426/1.66%	—	*

Maria G. Steele(10)	285,956/ *	—	*

Louise Focht(11)	115,928/ *	—	*

R. Lewis Bennett(12)	340,056/ *	—	*

Rebeccah C. Brown, Ph.D.(13)	347,785/ *	—	*

Kurt M. Eichler(4)	1,545,710/2.77%	73,333/1.99%	2.38%

W. Hamilton Jordan(4)	1,700,282/3.05%	—	1.51%

Charles E. Koob(14)	154,571/ *	120,000/3.26%	1.78%

Larry W. Papasan(15)	38,643/ *	—	*

Total Directors and Executive Officers (14 persons)(16)	25,004,485/43.54%	193,333/5.25%	28.39%

Bruce Conway(17)	741,941/1.33%	196,778/5.34%	3.36%

FCA Venture Partners III SBIC LP(18)	61,828/ *	222,222/6.03%	3.10%

*	Less than 1%
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares beneficially owned. Unless otherwise specified, reported ownership refers to both voting and investment power. Shares of Common Stock issuable upon the conversion of the Series A are deemed to be converted and beneficially owned by the individual or group identified in the Aggregate Percentage Ownership column. Stock options which are exercisable within 60 days are also deemed to be beneficially owned.

(2)	Given on an as-converted basis. On March 10, 2008, the record date, there were 55,783,146 shares of Alynx Common Stock and 3,684,040 shares of Series A Preferred Stock (convertible into 56,944,572 shares of Common Stock) issued and outstanding.
(3)	Includes 8,057,708 shares held in a trust for the benefit of Mr. Gorlin and 1,236,568 shares held his wife. Includes 185,485 stock options exercisable within 60 days. Does not include 61,828 stock options not exercisable within 60 days.
(4)	Includes 1,236,568 shares held by DARA BioSciences, Inc., a company for which this individual serves as an executive officer or director.
(5)	Includes 108,200 stock options exercisable within 60 days. Does not include 324,599 stock options not exercisable within 60 days.
(6)	Includes 463,713 stock options exercisable within 60 days. Does not include 1,391,139 stock options not exercisable within 60 days.
(7)	Includes 5,426,884 shares held in a trust for the benefit of Mr. Miller. Includes 61,828 stock options exercisable within 60 days.
(8)	Includes 927,426 shares held in a family limited partnership for which Mr. Thomas is the general partner, 618,284 shares held in a trust for the benefit of Mr. Thomas, 618,284 shares held by his wife, 1,774,188 shares held directly, and 92,743 shares held by Mr. Thomas as custodian for minor children, as to which Mr. Thomas disclaims beneficial ownership. Includes 61,828 stock options exercisable within 60 days.
(9)	Includes 154,571 stock options exercisable within 60 days. Does not include 463,713 stock options not exercisable within 60 days.
(10)	Includes 38,643 stock options exercisable within 60 days. Does not include 115,928 stock options not exercisable within 60 days
(11)	Includes 115,928 stock options exercisable within 60 days. Does not include 347,785 stock options not exercisable within 60 days.
(12)	Includes 340,056 stock options exercisable within 60 days. Does not include 525,542 stock options not exercisable within 60 days.
(13)	Includes 347,785 stock options exercisable within 60 days. Does not include 115,928 stock options not exercisable within 60 days.
(14)	Includes 154,571 stock options exercisable within 60 days. Does not include 154,571 stock options not exercisable within 60 days. Includes 1,854,853 shares of Series A Preferred Stock held jointly by Mr. Koob and his wife.
(15)	Includes 38,643 stock options exercisable within 60 days. Does not include 115,928 stock options not exercisable within 60 days.
(16)	Includes shares controlled or held for the benefit of the executive officers and directors and 1,607,539 stock options exercisable within 60 days. Does not include 2,225,823 stock options not exercisable within 60 days. Includes shares controlled or held for the benefit of the executive officers and directors, 1,236,568 shares held by DARA BioSciences, Inc. of which certain executive officers and directors of the Company are also executive officers and directors.
(17)	Includes 123,657 shares of Series A Preferred Stock held jointly by Mr. Conway and his wife. The address for this stockholder is 5514 Wenonah Drive, Dallas, TX 75209.
(18)	Includes 61,828 stock options exercisable within 60 days. The address for this stockholder is 113 Seaboard Lane, Suite A-250, Franklin, TN 37067.

Change in Control of Alynx

As previously reported by Alynx in its Form 8-K filed February 8, 2008, Alynx Co., MMX Acquisition Corp., a Florida corporation wholly-owned by Alynx, and MiMedx, Inc., a Florida-based, privately-held, development-stage medical device company (“MiMedx”), executed an Agreement and Plan of Merger on January 29, 2008 (the “Reverse Merger Agreement”).

Pursuant to the terms of the Reverse Merger Agreement, and upon satisfaction of specified conditions, including approval by MiMedx shareholders on February 8, 2008, MMX Acquisition Corp. merged into MiMedx. On the closing date, pursuant to the terms of the Reverse Merger Agreement, former MiMedx shareholders received approximately 52, 283, 090 shares of Alynx Common Stock and 3,684,040 shares of Alynx Series A Preferred Stock (the “Preferred Stock”) (convertible into 56,944,572 shares of Common Stock), for an aggregate of 109,227,662 shares of Common Stock (as converted), or approximately 97.25% of the post-merger company’s outstanding shares (as converted).

As a result of the merger, the former directors and executive officers of MiMedx also became the directors and executive officers of Alynx. Prior to the merger, Alynx was controlled by Ken Edwards.

THE PROPOSALS

PROPOSAL 1: The Reverse Split

Our common stock is currently traded on the Over The Counter Bulletin Board under the symbol “AYXC.OB.” As of February 28, 2008, the per-share closing price of our common stock was $1.80. Our primary objective in proposing the reverse split is to attempt to raise the per share trading price of our common stock. Our Board believes that the current price per share of our common stock diminishes the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage houses with respect to the payment of commissions based on stock price tend to discourage individual brokers within those firms from dealing in lower-priced stocks, although we do not anticipate that Alynx common stock will cease to be a “penny stock” under SEC regulations. Our Board believes that the foregoing factors adversely affect the price and liquidity of our common stock, and could also affect our future ability to raise additional capital through a sale of equity securities. We are hopeful that the decrease in the number of shares of common stock outstanding as a consequence of the proposed reverse split, and the anticipated corresponding increased price per share, will stimulate interest in our common stock and promote greater liquidity for our stockholders with respect to their shares.

The possibility does exist, however, that the liquidity and price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the proposed reverse split. There can be no guarantee that the reverse split will not adversely impact the trading volume or market price of the common stock or, alternatively, that any increased per share price of our common stock immediately after the proposed reverse split will be sustained for any period of time.

The proposed reverse split is not intended to be an anti-takeover device. The approval of this proposal is being sought generally to enhance our corporate image and to price our common stock in a price range more acceptable to the brokerage community and to investors, as well as to permit conversion of our Series A Preferred Stock into Common Stock pursuant to the terms of the Certificate of Designation.

General Effect of the Stock Split

The reverse split will be effective immediately upon receipt of shareholder approval. After the effective time of the reverse split, each common stock stockholder will own a reduced number of shares of our common stock, as each 3.234758 shares of common stock that a stockholder owns before the reverse split will be combined and converted into a single post-reverse split share. Each preferred stock stockholder will own 5.0 shares of common stock for each share of preferred stock that a stockholder owns before the reverse split, because the reverse split triggers the automatic conversion of our preferred stock. We estimate that, following the reverse split, the Company will have approximately the same number of stockholders and, except for any changes as a result of the treatment of fractional shares, the completion of the reverse split alone would not affect any stockholder’s proportionate equity interest in the Company.

Fractional Shares

We will not issue fractional shares in connection with the proposed reverse stock split. Instead, in the event we consummate the reverse split, any fractional share that results from the proposed reverse stock split will be rounded down to the nearest whole share of our common stock. We will pay to each person otherwise entitled to become a holder of a fraction of a share an amount in cash based on a per share value equal to the closing price of the Company’s Common Stock on the last business day prior to the effectuation of the reverse split.

THE BOARD HAS APPROVED THE REVERSE SPLIT AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE SPLIT.

PROPOSAL 2: Change in Corporate Domicile

If the reverse split is approved, we propose to change our state of incorporation from Nevada to Florida. For the reasons set forth below, the Board believes that our best interest and our stockholders will be served by the Redomestication. Such Redomestication, if effected, will be accomplished by merging the Company with and into a newly-formed, wholly-owned Florida subsidiary, MiMedx Group, Inc. If the Redomestication is effected, such action gives our stockholders dissenters’ rights under Nevada law if they comply with the provisions of 92A.300 to 92A.500 of the NRS which are attached to this Information Statement as Exhibit C.

We are now headquartered in Florida and have no operations in Nevada. Our Board believes that a change in our state of incorporation from Nevada to Florida is consistent with our philosophy of maintaining a positive corporate presence in Florida.

In addition, we believe that the Florida Business Corporation Act (“FBCA”) will meet our business needs and that Chapter 78 of the Nevada Revised Statutes (“Nevada Business Corporation Law” or “NBCL”) does not offer corporate law advantages sufficient to warrant maintaining a Nevada domicile. The FBCA is based on the Revised Model Business Corporation Act and is a modern and flexible code. For the most part, such code provides virtually the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the NBCL. The transaction will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth.

To effect our Redomestication in Florida, we will be merged with a newly formed, wholly-owned subsidiary incorporated in Florida pursuant to a Plan and Agreement of Merger by and between the Company and MiMedx Group, which is attached hereto as Exhibit D (“Plan and Agreement of Merger”). Alynx will merge with and into its wholly-owned Florida subsidiary, MiMedx Group and MiMedx Group will be the surviving corporation after the merger. MiMedx Group was incorporated under the FBCA for the sole purpose of merging with us, has no material assets and/or liabilities and will not have been engaged in any business prior to the merger. Following the merger, MiMedx Group will conduct the business of the Company as a Florida corporation under the name MiMedx Group, Inc. It will not be necesary to obtain the approval of any federal or state regulatory authority in order to consummate the Redomestication.

Upon consummation of the Redomestication, each share of our Common Stock will automatically be converted into one fully paid and nonassessable share of common stock of MiMedx Group. Outstanding options and warrants to purchase or otherwise acquire shares of our common stock will be converted into options and warrants to purchase or otherwise acquire one share of common stock of MiMedx Group for every share of the Company’s common stock and otherwise upon the same terms and conditions as presently set forth in each such option or warrant.

We intend to issue new stock certificates, upon request, to stockholders of record upon the effective date of the merger and each issued and outstanding share of our Common Stock immediately prior to the effective date of the merger will evidence ownership of the shares of common stock of MiMedx Group after the effective date of the merger. Shares represented by book entry on the Company’s stock ledger will be appropriately adjusted to reflect the reverse split and the Redomestication, and a new statement of ownership will be sent to stockholders.

Other than revisions to statutory references necessary to conform with FBCA and as otherwise described herein, MiMedx Group’s articles of incorporation and bylaws are substantially similar to the Company’s current articles of incorporation and bylaws.

A copy of the proposed Plan and Agreement of Merger and Articles of Incorporation of MiMedx Group (the “Proposed Articles”) are attached hereto as Exhibits D and A, respectively.

PLEASE NOTE: In the event the Redomestication is effected, stockholders who have Alynx stock certificates will be required to surrender their existing stock certificates. Stockholders will be required to submit their existing stock certificates to Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, UT 84117, our transfer agent. New certificates will be issued only upon request. The Company will pay for the cost of such new certificate issuance. In the event that the Split occurs but the Redomestication is not effected, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, the Company will request that stockholders surrender their certificates. Each stockholder will be entitled to submit his or her old stock certificate (any certificates issued prior the record date) to the transfer agent of the Company, Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, UT 84117, and be issued in exchange therefor a statement of ownership confirming their ownership, or, upon request, a new Common Stock certificate representing the number of shares of Common Stock of which each stockholder is the record owner after giving effect to the stock split. Persons who owned MiMedx, Inc. capital stock and have not yet submitted their MiMedx stock certificates are also requested to send in their certificates.

Name Change

The Board has determined that the Company is better positioned within our business by utilizing the name MiMedx Group, Inc., and therefore recommends effecting a name change in connection with the Redomestication pursuant to the Company’s merger with MiMedx Group, Inc., its wholly-owned subsidiary, pursuant to which the Company will merge with and into MiMedx Group, Inc., with MiMedx Group, Inc. being the surviving entity.

Certain Differences between the Corporate Laws of Nevada and Florida and between the Current and Proposed Articles and Bylaws

Although it is not practical to compare all of the differences between (a) Nevada law and the current articles of incorporation (the “Current Articles”) and bylaws (the “Current Bylaws”) of Alynx, Co. and (b) Florida law and the articles (“Proposed Articles”) and bylaws (the “Proposed Bylaws”) of MiMedx Group, the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NBCL, the FBCA and the Proposed Articles and Bylaws.

Classified Board of Directors.

The FBCA permits classification of a corporation’s board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation’s articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the stockholders. The NGCL also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.

Neither the Current Articles nor the Proposed Articles provide for multiple classes of directors.

Cumulative Voting.

Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Under FBCA, cumulative voting is not available unless provided in the corporation’s articles of incorporation. The NBCL permits cumulative voting in the election of directors if provided in the articles of incorporation and as long as certain procedures are followed.

Neither the Current nor Proposed Articles permit cumulative voting.

Removal of Directors.

The FBCA provides that stockholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation’s articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only stockholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.

The NBCL provides that a director may be removed during his or her term with or without cause. Such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose.

Neither the Current Articles nor the Proposed Articles contain a provision stating that directors may only be removed for cause.

Vacancies on the Board of Directors.

Under the FBCA, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the stockholders, unless the articles of incorporation provide otherwise. The Proposed Articles provide that any vacancies occurring on the board of directors and any newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the board, even if less than a quorum, at any meeting of the board. Notwithstanding the immediately preceding sentence, the board may by resolution determine that any such vacancies or newly created directorships shall be filled by the stockholders.

Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Current Articles do not provide otherwise.

Indemnification of Officers and Directors and Advancement of Expenses.

Florida and Nevada laws have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Both Florida and Nevada generally permit a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Florida and Nevada law apply a similar standard in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement; and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.

Both Florida and Nevada laws require that to the extent that such officers, directors, employees and agents have been successful in defense of any proceeding, they shall be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by the Florida Law. The NGCL does not have a comparable provision although Nevada law provides that a court may order a corporation to provide indemnification to a director, officer, employee or agent to the extent it deems proper in view of all circumstances.

Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The FBCA provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Under the NGCL, the articles of incorporation, bylaws or an agreement may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Current Articles and bylaws do not provide for indemnification. The Proposed Articles provide that each person who is or was a Director or Officer of MiMedx Group, and each person who is or was a Director or Officer of MiMedx Group who at the request of MiMedx Group is serving or has served as an officer, director, partner, joint venturer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be indemnified by MiMedx Group against those expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement which are allowed to be paid or reimbursed by MiMedx Group under the laws of the State of Florida and which are actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which such person may be involved by reason of his being or having been a Director or Officer of MiMedx Group or of such other enterprises.

Limitation on Personal Liability of Directors.

Under Florida law, a director is not personally liable for monetary damages to the corporation, stockholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The Proposed Articles limit the liability of directors to the fullest extent permitted by law.

Nevada law has a similar provision limiting personal liability of directors, except that (i) it also limits the liability of officers to the corporation and (ii) it allows for the articles of incorporation to provide for greater liability of officers and directors. The Current Articles provide for limiting the liability of directors to the fullest extent permitted by law.

Dividends.

Under Florida law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of the stockholders receiving the dividend.

The NGCL provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation.

The FBCA and the NGCL require the approval of the holders of a majority of all outstanding shares entitled to vote, with each stockholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation’s articles of incorporation, unless the articles of incorporation or the bylaws provide for different proportions. Neither the Current Articles or bylaws nor the Proposed Articles or bylaws provide for different proportions, except that each share of Series A Preferred Stock is counted on an as converted basis.

Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, prior to issuance, provided that the corporation’s organizational documents grant such power to its board of directors.

The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.

Special Meetings of Stockholders.

The FBCA permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special stockholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). The Proposed Articles stipulate that holders of 50% of all shares entitled to vote can call a special meeting by written consent. The Proposed Articles also stipulate that the Chairman of the Board, the Chief Executive Officer, or a majority of the Board can call a special meeting of shareholders.

Unless otherwise stated in the articles of incorporation or bylaws, Nevada law allows the board of directors, any two directors or the president to call a special meeting of the stockholders. The Current Bylaws provide that a special meeting of the stockholders may be called by the Chairman of the Board, the President, the Board of Directors or the holders of not less than one-tenth (1/10) of all the shares entitled to vote at the meeting.

Actions by Written Consent of Stockholders.

Both Florida law and Nevada law provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. Additionally, the FBCA requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Current Articles and the Proposed Articles do not provide otherwise.

Advance Notice of Stockholder Proposal.

The Proposed Bylaws provide that nominations for election as a director and proposals for stockholder action (i) may be made only by stockholders of MiMedx Group of record at the time of the giving of notice provided for herein and (ii) shall be made in writing and shall be delivered or mailed to the Secretary of MiMedx Group: (a) in the case of an annual meeting of stockholders that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than one hundred twenty (120) days prior to such anniversary date; and (b) in the case of an annual meeting of stockholders that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. Nominations or proposals not made in accordance the Proposed Bylaws may be disregarded by the chairman of the meeting in his discretion.

The Current Bylaws do not contain a similar provision.

Stockholder Inspection Rights.

Under the FBCA, a stockholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and stockholders resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation’s directors and officers, and the corporation’s most recent annual report during regular business hours only if the stockholder gives at least five business days’ prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives as least five business days’ prior written notice to the corporation and (a) the stockholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Under the NGCL, any person who has been a stockholder of record for at least six months preceding his demand or any person holding or authorized in writing by the holders of at least 5% of all outstanding shares in order to have the right to inspect the corporation’s stock ledger upon proper notice. In addition, Nevada law provides the right to inspect the corporation’s financial records for a stockholder who owns at least 15% of the corporation’s issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. This financial record inspection right does not apply to any corporation that furnishes its stockholders a detailed annual financial statement. Nor does it apply to any corporation that is listed and traded on any recognized stock exchange.

Dissolution.

Under Florida law, the board of directors of a corporation may submit a proposal of voluntary dissolution to the stockholders. The board of directors must recommend dissolution to the stockholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the stockholders. The board of directors may condition the dissolution proposal on any basis. The stockholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the stockholders or the board of directors in making the dissolution proposal require a greater vote.

Alternatively, Florida law also provides that stockholders, without any action on the part of the board of directors, may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the stockholders, the corporation must notify all other stockholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to stockholders regardless of whether or not they were entitled to vote on the action.

Similarly, under Nevada law, a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the stockholders. The corporation must notify each stockholder entitled to vote on the dissolution proposal and the stockholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage.

Neither the Current Articles or the Proposed Articles contain a provision requiring a greater percentage than a majority to approve a dissolution.

Stockholder Vote for Mergers and Other Corporate Reorganizations.

In general, both Florida law and Nevada law provide that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction; however, the FBCA requires that a merger or share exchange must be approved by each class entitled to vote on such transaction by a majority of the votes entitled to vote on such transaction by that class. Florida law and Nevada law also both provide that the articles of incorporation or the board of directors recommending the transaction may require a greater affirmative vote.

Neither the Current Articles or the Proposed Articles require a greater affirmative vote.

Merger with Subsidiary.

Under the NBCL, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. The FBCA allows a merger with a subsidiary without stockholder approval if the parent owns at least 80% of each class of capital stock of the subsidiary and there is no material change to the articles of incorporation of the parent company as they existed before the merger.

Affiliated Transactions.

Both Florida law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

The FBCA provides that an “affiliated transaction” with an “interested stockholder” must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested stockholder. An interested stockholder is any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested stockholder are parties, (b) sales or other dispositions of substantial amounts of the corporation’s assets to the interested stockholder, (c) issuances by the corporation of substantial amounts of its securities to the interested stockholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested stockholder, (e) any reclassification of the corporation’s securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested stockholder, and (f) the receipt by the interested stockholder of certain loans or other financial assistance from the corporation.

Under Florida law, the two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation’s disinterested directors (as defined in the statute), (b) the interested stockholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for at least five years preceding the transaction, (c) the interested stockholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 stockholders of record at any time during the preceding three years, (e) the corporation is an investment company under the Investment Company Act of 1940, or (f) certain fair price and procedural requirements are satisfied.

Florida law permits a corporation to elect out of provisions imposing restrictions on affiliated transactions. The Proposed Articles do not elect out of the affiliated transaction provisions of the Florida law.

The NGCL applies solely to domestic corporations with 200 or more stockholders when at least 100 stockholders are residents of Nevada, unless the articles of incorporation of the corporation provides otherwise. The

NGCL provides that an “affiliated transaction” with an “interested stockholder” that occurs within three years after an interested stockholder acquires shares must generally have been approved by the board of directors of the corporation prior to the acquisition of shares by the interested stockholder.

Under Nevada law, an affiliated transaction with an interested stockholder that occurs after the expiration of three years after an interested stockholder acquires shares must generally be either approved by the affirmative vote of the holders of a majority of the voting shares, other than the shares owned by the interested stockholder, or by the board of directors of the corporation prior to the acquisition of shares by the interested stockholder, unless the consideration received by the stockholders meets certain fair value requirements. The definition of “affiliated transaction” and “interested stockholder” are substantially the same as under Florida law.

A Nevada corporation may also opt-out of the provisions imposing restrictions on affiliated transactions. The Current Articles do not contain a clause electing not to be governed by the affiliated transaction provisions of the Nevada law.

Control-Share Acquisitions.

Both Florida and Nevada law contain provisions that are intended to benefit companies that are the object of takeover attempts and their stockholders. The FBCA applies to Florida corporations that have (1) 100 or more stockholders, (2) its principal place of business, its principal office or substantial assets in Florida, and (3) either (a) more than 10% of its stockholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its stockholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents.

The FBCA’s control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation’s board of directors before the acquisition, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation’s articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters’ rights.

Nevada’s control-share acquisition statutes prohibit an acquiror, under certain circumstances, from voting shares of a target corporation’s stock after crossing certain threshold ownership percentages unless the acquiror obtains the approval of the target corporation’s stockholders. This statute is designed to prevent any party from obtaining control of the voting rights of a corporation without approval of the stockholders of the corporation.

The Nevada statute applies solely to domestic corporations that do business in Nevada directly or through an affiliated corporation and the corporation has 200 or more stockholders when at least 100 stockholders are residents of Nevada.

Under the Nevada statute, any person (“Acquiring Person”) who acquires shares of any public corporation in excess of 20% will not be permitted to vote those shares or any other shares acquired within 90 days or acquired pursuant to a plan to make a control-share acquisition unless the remaining stockholders vote to enfranchise the control-shares. The issue of voting rights for the Acquiring Person’s control-shares must be submitted to a stockholder vote, if requested by the Acquiring Person, at a special meeting to be held within 50 days of the request, provided the Acquiring Person delivers a statement with prescribed disclosures at the time of the request and undertakes to pay the cost of the special meeting.

If the measure is approved, all stockholders are entitled to dissenters’ rights based on the highest price paid for the control-shares by the Acquiring Person unless otherwise provided in the corporation’s articles of incorporation or bylaws. Moreover, if so provided in the articles of incorporation or bylaws, if the measure is not approved, or if the Acquiring Person elects not to deliver a disclosure statement to the issuing public corporation within 10 days after the last acquisition of control-shares by the Acquiring Person, the corporation has the right to acquire the control-shares for “fair value.” A corporation who does not desire to be bound by the Nevada control-share acquisition statutes, may opt out of them if its articles of incorporation or bylaws as in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply.

Neither the Current or Proposed Articles contain provisions opting out of these provisions.

Dissenters’ Rights.

Appraisal rights permit dissenting stockholders of a corporation engaged in certain major corporate transactions to receive cash.

Under Florida law, dissenting stockholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of (a) the consummation of a plan of merger or consolidation; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the stockholder is entitled to vote on the amendment and if such amendment would adversely affect the rights or preferences of stockholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the stockholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting stockholder is entitled to dissent and obtain payment for his shares.

Under Florida law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”) or (2) held of record by more than 2,000 stockholders. The Proposed Articles do not provide otherwise.

Under Nevada law, stockholders are entitled to dissenters’ rights in the event of (a) a merger in which the stockholder is entitled to vote or if the corporation is a subsidiary that is merged with its parent; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation shares of which will be acquired, if the stockholder is entitled to vote on the plan; and (c) any corporate action taken pursuant to a vote of the stockholders that the articles of incorporation, by laws or a resolution of the board of directors provided that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

Under Nevada law, unless provided in the articles of incorporation or certain other conditions are met, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting to approve such transaction, were either listed on a national securities exchange, included in the National Market System by the NASD or held of record by more than 2,000 stockholders. The Current Articles do not provide otherwise.

Possible Disadvantage of a Change in Domicile

Despite the belief of the Board that the proposed Redomestication is in our best interest and our stockholders, it should be noted that many of the provisions of the FBCA have not yet received extensive scrutiny and interpretation. However, the Board believe that Florida law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

Certain Federal Income Tax Consequences of the Redomestication

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Redomestication is intended to qualify as a tax-free reorganization under Section 368 of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by Alynx or our stockholders as a result of the exchange of shares of Alynx Common Stock for shares of MiMedx Group Common Stock upon consummation of the Redomestication transaction. The Redomestication and exchange of each share of Alynx Common Stock into one share of MiMedx Group Common Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to the MiMedx Group Common Stock received in exchange therefor.

Because of the complexity of the capital gains and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REDOMESTICATION UNDER ALL APPLICABLE TAX LAWS.

Dissenters’ Rights of Appraisal

Assuming the consummation of the Redomestication, any stockholders who vote shares against the Redomestication may, under certain conditions, become entitled to be paid for his or her shares of the Company’s capital stock in lieu of receiving shares of MiMedx Group, Inc. capital stock under Nevada Law. Holders of options, convertible notes, and warrants to purchase shares of the Company’s capital stock will not be entitled to any such rights in connection with the Redomestication by virtue of holding such options, convertible notes, or warrants.

Under Nevada Law Section 92A.380, you, the Company’s stockholder, have the right to dissent from the Redomestication and demand payment of the fair value of your shares of the Company’s capital stock. Under Nevada Law, “fair value” is defined with respects to dissenter’s shares, as “the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.” The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Exhibit C to this Proxy Statement, which sets forth the procedure for exercising dissenters’ rights with respect to the Redomestication and demanding statutory appraisal rights. If you elect to assert dissenters’ rights in connection with the Redomestication, you must comply with the following procedures:

•

Deliver Written Notice of Intent to Dissent: Prior to the Annual Meeting of the Stockholders, you must deliver to the Company written notice of intent to demand payment for your shares if the Redomestication occurs;

•

Not Vote in Favor of the Redomestication: You will not have the right to dissent if you vote in favor of the Redomestication. If any form of proxy with respect to the Redomestication is signed and returned by you, but no instruction is indicated thereon with respect to the approval and adoption of the Redomestication, and if the proxy is not revoked, the proxy will be voted in favor of the Redomestication and will be considered a vote “FOR” the Redomestication resulting in you losing your rights to dissent. Failure to vote against the proposal does not constitute a waiver of dissenters’ rights; and

•	Notification by MiMedx Group: If the Redomestication is authorized at the Meeting, the Company or MiMedx Group, as the surviving corporation, as the case may be, is required to notify you within ten (10) days after the date of the consummation of the Redomestication if you have timely filed an objection to such action and did not vote in favor of such action. This notice must state where demand for payment must be sent and where share certificates are deposited, among other information. Within the time period set forth in the notice, which may not be less than thirty (30) days nor more than sixty (60) days following the date the notice is delivered, you must make written demand on the Company or MiMedx Group for payment of the fair value of your shares and deposit your share certificates in accordance with the notice. You should address any written notice of intent to dissent and written demand of payment to:

•	MiMedx, Inc., 1234 Airport Road, Suite 105, Destin, Florida, 32541, re: Dissenters’ Rights

with a copy to:

•	Womble Carlyle Sandridge & Rice, PLLC, One Atlantic Center, Suite 3500, 1201 West Peachtree, Atlanta, Georgia, Attention: G. Donald Johnson

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR DISSENTER’S RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR DISSENTER’S RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR DISSENTER’S RIGHTS.

THE BOARD HAS APPROVED THE REDOMESTICATION AND RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE REDOMESTICATION.

PROPOSAL 3: The Adjournment

At the Meeting our stockholders will be asked to consider and vote upon a proposal to grant discretionary authority to the Board, or a committee thereof, to adjourn or postpone the Meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein.

If at the Meeting the number of shares of capital stock present or represented and voting in favor of the proposals submitted herein is insufficient under Nevada law to approve such proposals, the Board, or a committee thereof, intends to move to adjourn the Meeting in order to solicit additional proxies in favor of the proposals. In that event, we will ask our stockholders to vote only upon this Proposal 3 and not Proposals 1 and 2.

In this Proposal 3, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting the discretionary authority to the Board, or a committee thereof, to adjourn or postpone the Meeting, and any later adjournments, in order to enable the board and management to solicit additional proxies in favor of the proposals submitted herein. If the stockholders approve this Proposal, the Board, or a committee thereof, could adjourn or postpone the Meeting, and any adjourned session of the Meeting, and use the additional time to solicit proxies from stockholders in favor of Proposals 1 and 2, including soliciting proxies from stockholders who have previously voted “AGAINST” such proposals. Among other things, approval of this Proposal 3 could mean that, even if proxies representing a sufficient number of votes “AGAINST” any of the submitted proposals have been submitted to defeat them, the Board, or a committee thereof, could adjourn the Meeting without a vote on such proposals and during that period, seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

The Board believes that if the number of shares of our capital stock present or represented at the Meeting and voting in favor of the proposals submitted herein is insufficient to approve such proposals, it is in the best interests of our stockholders to enable the board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals to bring about their approval.

THE BOARD HAS APPROVED THE ADJOURNMENT AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT.

March 11, 2008

EXHIBIT A

ARTICLES OF INCORPORATION

OF

MIMEDX GROUP, INC.

Article 1. Name. The name of the Corporation is MIMEDX GROUP, INC.

Article 2. State of Organization. The Corporation is organized pursuant to the provisions of the Florida Business Corporation Act (the “Act”).

Article 3. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is not more than 105,000,000 shares of capital stock, of which 100,000,000 shares shall be designated “Common Stock,” at $.001 par value per share, and 5,000,000 shares shall be designated as “Preferred Stock,” at $.001 par value per share.

The designations and the preferences, conversion and other rights, voting powers, restrictions, provisions as to dividends, qualifications, redemption rights and other terms and conditions of the shares of each class of stock are as follows:

3.1 Preferred Stock. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, provisions as to dividends, qualifications, redemption rights and any other terms and conditions shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment to these Articles of Incorporation shall be filed shall be filed with the Department of State of the State of Florida as required by law to be filed with respect to the issuance of such Preferred Stock, prior to the issuance of any shares of such series.

The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment to these Articles of Incorporation which are effective without shareholder action, to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, provisions as to dividends, qualifications, redemption rights or other terms and conditions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

(a)	the annual dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

(b)	whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

(c)	the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

(d)	whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(e)	whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

(f)	the rights of the shares of stock series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

(g)	any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

3.2 Common Stock. Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article 3, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law, including, but not limited to, the following rights and privileges:

(a)	dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

(b)	the holders of Common Stock shall have the right to vote for the election of Directors and on all other matters requiring shareholder action, each share being entitled to one vote; and

(c)	upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

Article 4. Registered Office and Registered Agent. The initial registered office of the Corporation shall be at 1201 Hays Street Tallahassee, Leon County, Florida 32301. The initial registered agent of the Corporation at such address shall be Corporation Service Company.

Article 5. Principal Office. The initial principal office of the Corporation shall be at 1234 Airport Road, Suite 105, Destin, Okaloosa County, Florida 32541.

Article 6. Director’s Liability. No Director shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a Director, by reason of any act or omission, except that this provision shall not eliminate or limit the liability of a Director for liabilities of a Director imposed by Section 607.0831 of the Act.

Article 7. No Preemptive Rights. No holder of any of the shares of any class of stock of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of stock of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of stock of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of stock of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued if the same have been reacquired and if their reissue is not prohibited, and any and all of such rights and options may be granted by the Board of Directors to such individuals and entities, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

Article 8. Indemnification. Each person who is or was a Director or Officer of the Corporation, and each person who is or was a Director or Officer of the Corporation who at the request of the Corporation is serving or has served as an officer, director, partner, joint venturer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be indemnified by the Corporation against those expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement which are allowed to be paid or reimbursed by the Corporation under the laws of the State of Florida and which are actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which such person may be involved by reason of his being or having been a Director or Officer of this Corporation or of such other enterprises.

The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any liability, including obligations to pay a judgment, settlement, penalty, fine (including and excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred (including attorneys’ fees), to the fullest extent permitted by law, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

Notwithstanding anything contained herein to the contrary, this Article is intended to provide indemnification to each Director and Officer of the Corporation to the fullest extent authorized by the Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said statute permitted the Corporation to provide prior thereto). Neither any amendment nor repeal of this Article 8 shall eliminate or reduce the effect of this Article 8, with respect to any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 8, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Article 9. Special Meeting of Shareholders. Special meetings of the shareholders for any purpose may be called at the request in writing of shareholders owning not less than 50% of all votes entitled to be cast on any issue proposed to be considered at the proposed meeting by delivering one or more written demands for the meeting which are signed, dated and delivered to the Secretary of the Corporation and describe the purposes for which the meeting is to be held.

Article 10. Board Vacancies. Any vacancies occurring on the Board of Directors for any reason (including death, resignation, disqualification, removal or other causes) and any newly created directorships resulting from an increase in the authorized number of Directors may be filled only by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. Notwithstanding the immediately preceding sentence, the Board of Directors may by resolution determine that any such vacancies or newly created directorships shall be filled by the shareholders of the Corporation.

Article 11. Incorporator. The name and the address of the Incorporator is Steve Gorlin, 1234 Airport Road, Suite 105, Destin, Okaloosa County, Florida 32541.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation effective as of February 28, 2008.

By:	/s/ Steve Gorlin
Name:	Steve Gorlin
Title:	Incorporator

Adopted as of February 29, 2008

EXHIBIT B

BYLAWS

OF

MIMEDX GROUP, INC.

ARTICLE I

Corporate Offices

Section 1. Principal and Registered Offices. The principal office of the Corporation shall be located at such place as the Board of Directors may specify from time to time. The Corporation shall have and continuously maintain a registered office and registered agent in accordance with the provisions of Section 607.0501 of the Florida Business Corporation Act, as amended (or any successor statute) (the “Act”).

Section 2. Other Offices. The Corporation may have offices at such other places, either within or without the State of Florida, as the Board of Directors may from time to time determine.

ARTICLE II

Meetings of Shareholders

Section 1. Place of Meeting. Meetings of shareholders shall be held at the principal office of the Corporation or at such other place or places, either within or without the State of Florida, as the Board of Directors shall designate. In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Corporation.

Section 2. Annual Meeting. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. At the annual meeting, directors shall be elected and any other proper business may be transacted.

Section 3. Special Meeting. A special meeting of the shareholders for any purpose or purposes may be called at any time by the Chairman of the Board or the Chief Executive Officer, and shall be called by the Secretary at the written request of, or by resolution adopted by: (a) a majority of the Board of Directors; or (b) the holders of 50% of the outstanding shares of capital stock of the Corporation entitled to vote at such meeting, in which case, such request shall state the purpose of the proposed meeting.

Section 4. Notice of Meetings. Except as otherwise provided by applicable law, written, printed, or electronic notice, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes of the meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each shareholder of record entitled to vote at the meeting, except that no notice of a meeting need be given to any shareholder for which notice is not required to be given under applicable law. Such notice shall be given either personally, by first-class mail, by telegraphic or other written communication, or by a form of electronic transmission then consented to by the shareholder to whom the notice is given. If notice is mailed at least 30 days before the date of the meeting, the notice may be mailed by a class of United States mail other than first class. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, sent by telegram or other means of written communication, or electronically transmitted to the shareholder in a manner authorized by the shareholder.

Section 5. Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 607.0722 of the Act.

Section 6. Quorum. Except as otherwise provided by law, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote at a meeting of shareholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting. In the absence of a quorum, the chairman of the meeting shall have the power to adjourn the meeting in accordance with Article II, Section 7, of these bylaws. If a quorum is initially present, the shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken is approved by a majority of the shareholders initially constituting a quorum for that meeting.

Section 7. Adjourned Meeting. When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that may have been transacted at the original meeting. If a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record as of such new record date entitled to vote at the meeting.

Section 8. Voting of Shares. Each outstanding share of voting capital stock of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders, except as otherwise provided in the Articles of Incorporation of the Corporation.

Except as otherwise provided by law, the Articles of Incorporation of the Corporation or these bylaws, if a quorum is present: (a) directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (b) action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action.

Section 9. Shareholder Nominations and Proposals. Nominations for election as a director and proposals for shareholder action may be made only by shareholders of the Corporation of record at the time of the giving of notice provided for herein and shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation: (a) in the case of an annual meeting of shareholders that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than one hundred twenty (120) days prior to such anniversary date; and (b) in the case of an annual meeting of shareholders that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders, or in the case of a special meeting of shareholders, not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. Such notification shall contain a written statement of the shareholder’s proposal and of the reasons therefor, his name and address and number of shares owned, and, in the case of the nomination of a director, nominations shall contain the following information to the extent known by the notifying shareholder: (i) the name, age and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the nominee’s qualifications to serve as a director; (iv) such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of directors pursuant to the rules and regulations of the Securities and Exchange Commission; (v) the name and residence address of the notifying shareholder; and (vi) the number of shares owned by the notifying shareholder, and shall be accompanied by the nominee’s written consent to being named a nominee and serving as a director if elected. A shareholder making any proposal shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended. Nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

Section 10. Record Date for Shareholder Notice. The Board of Directors may fix a date as the record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders. Such record date shall not precede the date on which the Board of Directors adopted the resolution fixing the record date and shall not be more than seventy (70) days or less than ten (10) days prior to the date of such meeting. If the Board of Directors does not fix a record date, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. The determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 11. List of Shareholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of the stock records, either directly or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of shareholders entitled to vote at such meeting arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at the Corporation’s principal office or at a place specified in the notice of the meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

Section 12. Inspectors of Elections.

(a) Appointment of Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint one or more persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, appoint inspectors of election at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the chairman of the meeting.

(b) Duties of Inspectors. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies and ballots, receive votes, ballots or consents, count and tabulate all votes and ballots, determine the results, retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, certify their determination of the number of shares represented at the meeting and their count of all votes and ballots, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.

(c) Vote of Inspectors. If there are more than one inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

(d) Report of Inspectors. On request of the chairman of the meeting or of any shareholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them is prima facie evidence of the facts stated herein.

Section 13. Action Without Meeting. Any action that the shareholders could take at a meeting may be taken without a meeting if one or more written consents, setting forth the action taken, shall be signed and dated, before or after such action, by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. The consent shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. The Corporation shall give notice of any action so taken within ten (10) days of the date of such action to those shareholders entitled to vote thereon who did not give their written consent and to those shareholders not entitled to vote thereon.

Section 14. Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board of Directors may adopt, shareholders and proxy holders not physically present at an annual or special meeting of shareholders may, by means of remote communication:

(a) Participate in such meeting of shareholders.

(b) Be deemed present in person and vote at such meeting, whether the meeting is to be held at a designated place or solely by means of remote communication, provided that:

(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxy holder;

(ii) the Corporation shall implement reasonable measures to provide such shareholders or proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including, without limitation, an opportunity to communicate and to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

Board of Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by law, the Articles of Incorporation of the Corporation or these bylaws.

Section 2. Number, Term and Qualification. The number of directors of the Corporation shall be determined from time to time by resolution adopted by the Board of Directors; provided, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors shall be elected annually at the annual meeting of shareholders of the Corporation. Each director shall hold office until the next annual meeting of shareholders at which his term expires and until his successor is elected and qualified, or until his earlier death, resignation or removal pursuant to these bylaws. Directors shall be natural persons 18 years of age or older, but need not be residents of the State of Florida or shareholders of the Corporation.

Section 3. Removal. Directors may be removed from office with or without cause by a vote of the holders of a majority of the shares of capital stock of the Corporation then entitled to vote at a meeting of shareholders, provided that the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

Section 4. Resignation. Any director of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall be effective upon the giving of such notice or at such later time as shall be specified therein. The acceptance of such resignation shall not be necessary to make it effective.

Section 5. Vacancies. As provided in the Articles of Incorporation, any vacancies occurring on the Board of Directors for any reason (including death, resignation, disqualification, removal or other causes) and any newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. Notwithstanding the immediately preceding sentence, the Board of Directors may by resolution determine that any such vacancies or newly created directorships shall be filled by the shareholders of the Corporation. A director elected to fill a vacancy or a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

Section 6. Compensation. Directors and members of committees may receive such compensation, if any, for their services as such and may be reimbursed for expenses of attendance at meetings of the Board or a committee as may be fixed or determined by resolution of the Board of Directors. Any director may serve the Corporation in any other capacity and receive compensation therefor.

ARTICLE IV

Meetings of Directors

Section 1. Annual Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and transacting such other business as may be brought before the meeting shall be held immediately following the annual meeting of the shareholders at the place where such meeting is held. Notice of annual meetings shall not be required.

Section 2. Regular Meetings. The Board of Directors may by resolution provide for the holding of regular meetings of the Board on specified dates and at specified times. If any date for which a regular meeting is scheduled shall be a legal holiday, the meeting shall be held on the next business day that is not a legal holiday. Regular meetings of the Board of Directors shall be held at the principal executive office of the Corporation or at such other place as may be determined by resolution of the Board of Directors. Notice of regular meetings shall not be required.

Section 3. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the Chief Executive Officer, or the Secretary. Such meetings may be held at the time and place designated in the notice of the meeting.

Section 4. Notice of Special Meetings. Notice of the time and place of special meetings shall be given to each director: (a) in a writing mailed not less than five days before such meeting addressed to the residence or usual place of business of a director; (b) by facsimile, telecopy or telegram sent not less than two days before such meeting to the residence or usual place of business of a director; or (c) in person or by telephone delivered not less than one day before such meeting, or (d) by electronic mail or other electronic means, during normal business hours, not less than one day before such meeting. Attendance by a director at a meeting for which notice is required shall constitute a waiver of notice, except where a director attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called. Except as otherwise herein provided, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of such meeting.

Section 5. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is initially present, the Board of Directors may continue to transact business, notwithstanding the withdrawal of enough directors to leave less than a quorum, if any action taken is approved by a majority of the directors initially constituting a quorum for that meeting.

Section 6. Adjourned Meeting. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the Board of Directors to another time and place. Notice of the time and place of holding an adjourned meeting of the Board of Directors need not be given unless the meeting is adjourned for more than forty-eight (48) hours. If the meeting is adjourned for more than forty-eight (48) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Article IV, Section 4 of these bylaws, to the directors who were not present at the time of the adjournment.

Section 7. Manner of Acting. Except as otherwise provided by law, these bylaws or the Articles of Incorporation of the Corporation, the act of the majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors.

Section 8. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors, whether done before or after the action is taken. Such unanimous written consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any articles, certificates or documents filed with the Department of State of Florida or any other State wherein the Corporation may do business.

Section 9. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director objects at the beginning of the meeting (or promptly upon his or her arrival) to the holding the meeting or the transacting of specified business at the meeting or such director votes against such action or abstains from voting in respect of such matter.

Section 10. Meeting by Use of Conference Telephone. Any one or more directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications device which allows all persons participating in the meeting to hear each other, and such participation in a meeting shall be deemed presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE V

Committees

Section 1. Designation of Committees. The Board of Directors may, by resolution passed by a majority of the Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in these bylaws or in the resolution of the Board of Directors establishing the same, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; provided, however, that no such committee shall have the power or authority to: (a) approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders; (b) fill vacancies on the Board of Directors or any committee thereof; (c) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; (d) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences and limitations of a voting group, except that the Board of Directors may authorize a committee to do so within specifically prescribed limits; or (e) adopt, amend or repeal these bylaws. Such committees or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 2. Minutes. Each committee shall keep minutes of its proceedings and shall report thereon to the Board of Directors when required.

Section 3. Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held in accordance with, the following provisions of Article IV of these bylaws: Section 2 (regular meetings), Section 3 (special meetings), Section 4 (notice of special meetings), Section 5 (quorum), Section 6 (adjourned meeting), Section 7 (manner of acting), Section 8 (action without meeting) and Section 10 (meeting by use of conference telephone), with such changes in the context of such bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternative members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE VI

Officers

Section 1. Titles. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, and a Treasurer. The Board of Directors may also elect a Controller and one or more Vice Presidents and Assistant Secretaries, Assistant Treasurers and such other officers as it shall deem necessary. Except as otherwise provided in these bylaws, the additional officers shall have the authority and perform the duties as from time to time may be prescribed by the Board of Directors. Any two or more offices may be held by the same individual, but no officer may act in more than one capacity where action of two or more officers is required.

Section 2. Election and Term. The officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board held each year immediately following the annual meeting of the shareholders, and each officer shall hold office until the next annual meeting at which officers are to be elected and until his successor is elected and qualified, or until his earlier resignation or removal pursuant to these bylaws.

Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed, with or without cause, by the Board of Directors, but removal shall be without prejudice to any contract rights of the individual removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4. Resignation. Any officer of the Corporation may resign at any time by giving written notice to the Corporation. Such resignation shall be effective upon the giving of such notice or at such later time as shall be specified therein. The acceptance of such resignation shall not be necessary to make it effective.

Section 5. Vacancies. Any vacancies among the officers for any reason (including death, resignation, disqualification, removal or other causes) may be filled by the Board of Directors in the manner prescribed in these bylaws for regular elections to that office.

Section 6. Compensation. The compensation of the officers shall be fixed by or under the direction of the Board of Directors. No officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the Corporation.

Section 7. Chairman of the Board. The Chairman of the Board shall have general executive powers, as well as the specific powers conferred by these bylaws. Except as otherwise provided in these bylaws, he shall preside at all meetings of the Board of Directors. The Chairman of the Board may but need not be an employee of the Corporation.

Section 8. Chief Executive Officer. The Chief Executive Officer shall have general charge of the business and affairs of the Corporation. The Chief Executive Officer may perform such acts, not inconsistent with the applicable law or the provisions of these bylaws, usually performed by the principal executive officer of a corporation and may sign and execute all authorized notes, bonds, contracts and other obligations in the name of the Corporation. The Chief Executive Officer shall have such other powers and perform such other duties as the Board of Directors shall designate or as may be provided by applicable law or elsewhere in these bylaws.

Section 9. President. The President shall have responsibility for the day-to-day operations of the business of the Corporation and shall report to the Chief Executive Officer. The President may perform such acts, not inconsistent with the applicable law or the provisions of these bylaws, usually performed by the chief operating officer of a corporation and may sign and execute all authorized notes, bonds, contracts and other obligations in the name of the Corporation. The President shall have such other powers and perform such other duties as the Board of Directors shall designate or as may be provided by applicable law or elsewhere in these bylaws, and in the event of the disability or death of the Chief Executive Officer, he shall perform the duties of the Chief Executive Officer unless and until a new Chief Executive Officer is elected by the directors.

Section 10. Chief Financial Officer. The Chief Financial Officer of the Corporation shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director. The Chief Financial Officer shall render to the Chief Executive Officer and Board of Directors, whenever they may request it, an account of the transactions of the Corporation and of the financial condition of the Corporation. The Chief Financial Officer shall have such other powers and perform such other duties as the Board of Directors shall designate or as may be provided by applicable law or elsewhere in these bylaws.

Section 11. Vice Presidents. Each Vice President shall have such powers and perform such duties as shall be assigned to him by the Board of Directors.

Section 12. Secretary. The Secretary shall keep, or cause to be kept, accurate records of the acts and proceedings of all meetings of shareholders and of the Board of Directors and shall give all notices required by law and by these bylaws. The Secretary shall have general charge of the corporate books and records and of the corporate seal and shall affix the corporate seal to any lawfully executed instrument requiring it. The Secretary shall have general charge of the stock transfer books of the Corporation and shall keep, or cause to be kept, at the principal office of the Corporation a record of shareholders, showing the name and address of each shareholder and the number and class of the shares held by each shareholder. The Secretary shall sign such instruments as may require the signature of the Secretary, and in general may perform such acts, not inconsistent with the applicable law or the provisions of these bylaws, usually performed by the secretary of a corporation. The Secretary shall have such other powers and perform such other duties as the Board of Directors shall designate from time to time.

Section 13. Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as may be assigned by the Board of Directors, and the Assistant Secretaries shall exercise the powers of the Secretary during that officer’s absence or inability to act.

Section 14. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep and maintain, or cause to be kept and maintained, full and accurate accounts of receipts and disbursements. The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse funds of the Corporation as may be ordered by the Board of Directors, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The Treasurer shall also have such powers and perform such duties incident to the office as may be assigned from time to time by the Board of Directors.

Section 15. Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as may be assigned by the Board of Directors, and the Assistant Treasurers shall exercise the powers of the Treasurer during that officer’s absence or inability to act.

Section 16. Controller and Assistant Controllers. The Controller shall have charge of the accounting affairs of the Corporation and shall have such other powers and perform such other duties as the Board of Directors shall designate. The Controller shall report to the Chief Financial Officer. Each Assistant Controller shall have such powers and perform such duties as may be assigned by the Board of Directors, and the Assistant Controllers shall exercise the powers of the Controller during that officer’s absence or inability to act.

Section 17. Voting Upon Stocks. Unless otherwise ordered by the Board of Directors, the Chairman of the Board and the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend, act and vote at meetings of the shareholders of any Corporation in which this Corporation may hold stock, and at such meetings shall possess and may exercise any and all rights and powers incident to the ownership of such stock and which, as the owner, the Corporation might have possessed and exercised. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

ARTICLE VII

Capital Stock

Section 1. Certificated and Uncertificated Shares

(a) The interest of each shareholder may but need not be evidenced by a certificate or certificates representing shares of the Corporation which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and entered into the books of the Corporation as they are issued. Each certificate representing shares shall set forth upon the face thereof the following:

(i) the name of the Corporation;

(ii) that the Corporation is organized under the laws of the State of Florida;

(iii) the name or names of the person or persons to whom the certificate is issued;

(iv) the number and class of shares, and the designation of the series, if any, which the certificate represents;

(v) if different classes of shares or different series within a class are authorized, then the designations, relative rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of each certificate, or, alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge; and

(vi) if any shares represented by the certificates are subject to any restrictions on the transfer or the registration of transfer of shares, then such restrictions shall be noted conspicuously on the front or back of such certificates.

(b) Each certificate shall be signed, either manually or in facsimile, by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. If a certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or an employee of the Corporation, the signature of any such officer of the Corporation may be a facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation, or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signatures shall have been used thereon had not ceased to be such officer or officers.

(c) Unless the Corporation’s Articles of Incorporation provide otherwise, the Board of Directors may authorize the issue of some or all of the shares of the Corporation of any or all of its classes or series without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation.

(d) Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the shareholder then owning such shares a written statement of the information required to be placed on certificates by Section 1(a) of Article VII of these Bylaws and applicable law.

Section 2. Transfer of Shares. Transfer of record of shares of stock of the Corporation shall be made on the stock transfer books of the Corporation only upon surrender of the certificate for the shares sought to be transferred by the record holder or by a duly authorized agent, transferee or legal representative. All certificates surrendered for transfer shall be cancelled before new certificates for the transferred shares shall be issued.

Section 3. Restrictions on Transfer of Shares. The Corporation shall have the power to enter into and perform any agreement with any shareholders of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the Act.

Section 4. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars of transfers and may require all stock certificates to be signed or countersigned by the transfer agent and registered by the registrar of transfers.

Section 5. Regulations. The Board of Directors shall have power and authority to make rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of capital stock of the Corporation.

Section 6. Lost Certificates. The Board of Directors may authorize the issuance of a new certificate in place of a certificate claimed to have been lost or destroyed, upon receipt of an affidavit from the person explaining the loss or destruction. When authorizing issuance of a new certificate, the Board of Directors may require the claimant to give the Corporation a bond in a sum as it may direct to indemnify the Corporation against loss from any claim with respect to the certificate claimed to have been lost or destroyed; or the Board of Directors may, by resolution reciting that the circumstances justify such action, authorize the issuance of the new certificate without requiring a bond.

ARTICLE VIII

General Provisions

Section 1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

Section 2. Record Date for Purposes Other Than Shareholder Notice. The Board of Directors may fix a date as the record date for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date upon which the resolution fixing the record date is adopted and shall not be more than seventy (70) days prior to such action. If no record date is fixed by the Board of Directors, the record date for determining shareholders for any such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto.

Section 3. Seal. The seal of the Corporation may have inscribed thereon the name of the Corporation and “Florida” around the perimeter, and the words “Corporate Seal” in the center.

Section 4. Notice. Notice to directors and shareholders shall be deemed given: (a) if mailed, when deposited in the United States mail, postage prepaid, directed to the shareholder or director at such shareholder’s or director’s address as it appears on the records of the Corporation; (b) if by facsimile telecommunication, when directed to a number at which the shareholder or director has consented to receive notice; (c) if by electronic mail, when directed to an electronic mail address at which the shareholder or director has consented to receive notice;

(d) if by a posting on an electronic network together with separate notice to the shareholder or director of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (e) if by any other form of electronic transmission, when directed to the shareholder or director in a manner consented to by such shareholder or director.

Section 5. Waiver of Notice. Whenever notice is required to be given to a shareholder, director or other person under the provisions of these bylaws, the Articles of Incorporation of the Corporation or by applicable law, a waiver in writing signed by the person or persons entitled to the notice, whether before or after the time stated in the notice, shall be equivalent to giving the notice.

Section 6. Depositories and Checks. All funds of the Corporation shall be deposited in the name of the Corporation in such bank, banks or other financial institutions as the Board of Directors may from time to time designate and shall be drawn out on checks, drafts or other orders signed on behalf of the Corporation by such person or persons as the Board of Directors may from time to time designate.

Section 7. Bond. The Board of Directors may by resolution require any or all officers, agents and employees of the Corporation to give bond to the Corporation, with sufficient sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.

Section 8. Fiscal Year. The fiscal year of the Corporation shall be the period ending on December 31 of each year or such other period as the Board of Directors shall from time to time determine.

Section 9. Indemnification of Directors and Officers. Each person who is or was a director or officer of the Corporation, and each person who is or was a director or officer of the Corporation who at the request of the Corporation is serving or has served as an officer, director, partner, joint venturer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be indemnified by the Corporation against those expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement which are allowed to be paid or reimbursed by the Corporation under the laws of the State of Florida and which are actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which such person may be involved by reason of his being or having been a director or officer of this Corporation or of such other enterprises.

The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any liability, including obligations to pay a judgment, settlement, penalty, fine (including and excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred (including attorneys’ fees), to the fullest extent permitted by law, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

The Corporation may enter into indemnification agreements with members of the Board of Directors or officers which may provide for further or expanded indemnification rights or otherwise modify the rights provided under this Section 9.

Notwithstanding anything contained herein to the contrary, this Section 9 is intended to provide indemnification to each director and officer of the Corporation to the fullest extent authorized by the Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said statute permitted the Corporation to provide prior thereto). Neither any amendment nor repeal of this Section 9 shall eliminate or reduce the effect of this Section 9, with respect to any matter occurring, or any action or proceeding accruing or arising or that, but for this Section 9, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Section 10. Amendments. Except as otherwise provided herein, these bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of the holders of a majority of the capital stock issued and outstanding and entitled to vote at any meeting of shareholders or by resolution adopted by the affirmative vote of not less than a majority of the number of directors of the Corporation.

EXHIBIT C

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)	Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements. [Effective through June 30, 2008.]

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements. [Effective July 1, 2008.]

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s principal office is located;

(b) If the corporation’s principal office is not located in this State, in Carson City; or

(c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090; A 2007, 2704, effective July 1, 2008)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective through June 30, 2008.]

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective July 1, 2008.]

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705, effective July 1, 2008)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

EXHIBIT D

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated February 29, 2008, is by and between MIMEDX GROUP, INC., a Florida corporation (the “Surviving Corporation”), and ALYNX, CO., a Nevada corporation (the “Merging Corporation”).

RECITALS

WHEREAS, that the Merging Corporation desires to reincorporate in the State of Florida by merging with and into the Surviving Corporation on the terms and conditions set forth in this Agreement (the “Merger”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Florida Business Corporation Act (the “Act”) and the Nevada Revised Statutes (the “NRS”), the Merging Corporation shall be merged with and into the Surviving Corporation at the Effective Time (as hereinafter defined). Following the Merger, the separate corporate existence of the Merging Corporation shall cease and the Surviving Corporation shall succeed to and assume all the rights and obligations of the Merging Corporation in accordance with the Act and the NRS.

1.2 Closing. The closing of the Merger will take place at the offices of Womble Carlyle Sandridge & Rice, PLLC, 1201 West Peachtree Street, Suite 3500, Atlanta, Georgia 30310 at 9:00 A.M. on March     , 2008 or such other date as may be agreed to by the Surviving Corporation and Merging Corporation (the “Closing Date”).

1.3 Effective Time. The Merger shall become effective immediately upon (i) the filing of Articles of Merger with the Department of State of Florida in accordance with the provisions of the Act, (ii) the filing of Articles of Merger with the Secretary of State of Nevada in accordance with the provisions of the NRS, and (iii) the filing or recording if any, of other filings or recordings required under the Act or the NRS in order to effectuate the Merger (the “Effective Time”).

1.4 Effects of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the Act and the NRS. Without limiting the generality of the foregoing, at the Effective Time, all the assets, liabilities, property, rights, obligations, privileges, powers, and franchises of the Merging Corporation shall vest in the Surviving Corporation.

1.5 Articles of Incorporation and Bylaws.

(a) The Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time of the Merger, shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time.

(b) The Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Time of the Merger, shall be the Bylaws of the Surviving Corporation after the Effective Time.

1.6 Directors. The directors of the Surviving Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation after the Effective Time, and each shall serve as a director of the Surviving Corporation until the earlier of his resignation or removal or until his successor is duly elected and qualified, as the case may be.

1.7 Officers. The officers of the Surviving Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation after the Effective Time, and shall serve in such capacities until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE II

TERMS OF THE TRANSACTION AND MANNER

AND BASIS OF CONVERTING SHARES, OPTIONS, AND WARRANTS

2.1 Conversion of Shares of Common Stock of the Merging Corporation. Each share of the Merging Corporation’s common stock, $.001 per share (the “Merging Corporation’s Common Stock”), issued and outstanding immediately prior to the Effective Time, and all rights in respect thereof, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive from the Surviving Corporation one (1) share of the Surviving Corporation’s common stock, $0.001 par value per share (the “Surviving Corporation’s Common Stock”). Notwithstanding the foregoing, no fractional shares of the Surviving Corporation’s Common Stock shall be issued in connection with the Merger. In lieu of issuing any fractional share of the Surviving Corporation’s Common Stock, the Surviving Corporation shall round the number of shares to be issued to each holder otherwise entitled to receive a fractional share of the Surviving Corporation’s Common Stock to the nearest whole share. At the Effective Time, there will be no shares of the preferred stock of the Merging Corporation issued and outstanding.

2.2 Conversion of Shares of Common Stock of the Surviving Corporation. Each share of the Surviving Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time, and all rights in respect thereof, shall be canceled.

2.3 Conversion of Merging Corporation Warrants. At the Effective Time, each unexpired and unexercised warrant to purchase shares of capital stock of the Merging Corporation (the “Merging Corporation Warrants”), shall be assumed by the Surviving Corporation and without further action, shall be modified so that, in lieu of having the right to acquire shares of capital stock of the Merging Corporation on exercise of the applicable Merging

Corporation Warrant, the holders thereof shall have the right to acquire shares of the Surviving Corporation’s Common Stock. The number of shares and the per share exercise price for the shares of Surviving Corporation’s Common Stock issuable upon exercise of each such assumed Merging Corporation Warrant shall be appropriately adjusted as provided in the applicable Merging Corporation Warrant.

2.4 Conversion of Merging Corporation Options. At the Effective Time, all unexercised and unexpired options to purchase shares of the Merging Corporation’s Common Stock then outstanding under any stock option plan of the Merging Corporation at the Effective Time or assumed by the Merging Corporation in connection with its merger with Mimedx, Inc., including the Alynx, Co. Assumed 2006 Stock Incentive Plan (formerly the MiMedx, Inc. 2006 Stock Incentive Plan), the MiMedx, Inc. Assumed 2005 Stock Incentive Plan (formerly the SpineMedica Corp. 2005 Stock Incentive Plan), the MiMedx, Inc. Assumed 2007 Stock Incentive Plan (formerly the SpineMedica Corp. 2007 Stock Incentive Plan), or any other plan, agreement, or arrangement of the Merging Corporation relating to options to purchase the Merging Corporation’s Common Stock (the “Merging Corporation’s Stock Option Plans”), whether or not then exercisable (the “Merging Corporation Options”), shall be assumed by the Surviving Corporation. The Surviving Corporation shall also assume and adopt the Alynx, Co. Assumed 2006 Stock Incentive Plan (formerly the MiMedx, Inc. 2006 Stock Incentive Plan), and the Surviving Corporation shall have the right to issue future stock awards under such plan, in accordance with the terms thereof. Each Merging Corporation Option so assumed by the Surviving Corporation under this Agreement shall continue to have, and be subject to, the same terms and conditions as set forth in the applicable Merging Corporation’s Stock Option Plan and any agreements thereunder immediately prior to the Effective Time (including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby)), except that: (i) the number of shares of the Surviving Corporation’s Common Stock issuable upon exercise of each such assumed Merging Corporation Option shall be adjusted as provided in the applicable Merging Corporation Option and applicable Merging Corporation Stock Option Plan; and (ii) the per share exercise price for the shares of the Surviving Corporation’s Common Stock issuable upon exercise of each such assumed Merging Corporation Option shall be adjusted as provided in the applicable Merging Corporation Option and applicable Merging Corporation Stock Option Plan. The conversion of any Merging Corporation Options which are “incentive stock options” within the meaning of Section 422 of the Code into options to purchase the Surviving Corporation’s Common Stock shall be made in a manner consistent with Section 424(a) of the Code so as not to constitute a “modification” of such Merging Corporation Options within the meaning of Section 424 of the Code. Continuous employment with the Surviving Corporation or its subsidiaries shall be credited to the optionee for purposes of determining the vesting of all assumed Merging Corporation Options after the Effective Time.

2.5 Reservation of Shares for Merging Corporation Warrants and Merging Corporation Options. The Surviving Corporation shall retain and reserve that number of authorized but unissued shares of the Surviving Corporation’s Common Stock: (i) that shall be issuable upon the exercise of the Merging Corporation Warrants and the Merging Corporation Options, and (ii) that are available for issuance (up to 5,500,000 shares) under the Alynx, Co. Assumed 2006 Stock Incentive Plan (formerly the MiMedx, Inc. 2006 Stock Incentive Plan), at any given time until their respective exercise, conversion, or termination, as applicable, subject to the maximum number of shares authorized to be issued by the Surviving Corporation.

2.6 Dissenting Shareholders. Any holder of shares of the Merging Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time, with respect to which dissenters’ rights, if any, are available by reason of the Merger pursuant to Section 92A.300 et seq. of the NRS, who has not voted in favor of the Merger or consented thereto in writing and who complies with the requirements of Section 92A.300 et seq. of the NRS (the “Merging Corporation Dissenting Shares”) shall not be entitled to receive any shares of the Surviving Corporation’s Common Stock pursuant to this ARTICLE II, unless such holder (the “Merging Corporation Dissenting Shareholder(s)”) fails to perfect, effectively withdraws or loses its dissenters’ rights under the NRS. Each Merging Corporation Dissenting Shareholder shall be entitled to receive only such rights as are granted under Section 92A.300 et seq. of the NRS. If any Merging Corporation Dissenting Shareholder fails to perfect, effectively withdraws or loses such dissenters’ rights under the NRS, such holder shall no longer be deemed a Merging Corporation Dissenting Shareholder and such holder’s Merging Corporation Dissenting Shares shall thereupon be deemed to have been converted as of the Effective Time into the right to receive that class and number of shares of the Surviving Corporation’s Common Stock to which such shares of Merging Corporation Common Stock are entitled pursuant to this ARTICLE II, in each case without interest.

2.7 Process for Conversion of Shares. The manner of converting shares of the Merging Corporation’s Common Stock into shares of the Surviving Corporation’s Common Stock in accordance with this ARTICLE II shall be as follows:

(a) From and after the Effective Time, the Surviving Corporation (either directly or through its transfer agent) shall act as exchange agent. The Surviving Corporation will record and maintain an electronic register of the shares of the Surviving Corporation’s Common Stock issued to each former shareholder of the Merging Corporation in connection with the Merger. The Surviving Corporation shall issue a statement (a “Statement”) to each holder of shares of the Merging Corporation’s Common Stock other than a Merging Corporation Dissenting Shareholder (each, a “Participating Shareholder”) whose shares of the Merging Corporation’s Common Stock were uncertificated. Such Statement shall notify the Participating Shareholder of the conversion of their shares of the Merging Corporation’s Common Stock to shares of the Surviving Corporation’s Common Stock, and shall contain the information required to be provided by the Act. If a Participating Shareholder’s shares of the Merging Corporation’s Common Stock were held in certificated form, the Participating Shareholder must surrender such certificate(s) to the Surviving Corporation in order to receive a certificate evidencing the shares of the Surviving Corporation’s Common Stock, if requested by the Participating Shareholder, or a Statement, if no certificate is requested. Upon surrender, the certificates which represented shares of the Merging Corporation’s Common Stock shall be marked “Canceled.” Until so surrendered and exchanged, each certificate representing shares of the Merging Corporation’s Common Stock immediately prior to the Merger shall evidence only a right to receive shares of the Surviving Corporation’s Common Stock as provided herein, and the holders of such certificate(s) after the Effective Time shall no longer be holders of shares of the Merging Corporation’s Common Stock.

(b) Upon the election of the Surviving Corporation or the written request of a Participating Shareholder, the Surviving Corporation (either directly or through its transfer agent) shall cause certificates representing shares of the Surviving Corporation’s Common Stock to be delivered to such Participating Shareholder.

(c) Participating Shareholders shall, for all purposes, be deemed to be shareholders of the Surviving Corporation, as of the Effective Time, irrespective of whether they have received certificates representing shares of the Surviving Corporation’s Common Stock.

(d) Promptly after the Effective Time, the Surviving Corporation (either directly or through its transfer agent), on behalf of the Merging Corporation and the Surviving Corporation, shall cause to be mailed to those Participating Shareholders holding certificates representing shares of the Merging Corporation’s Common Stock immediately prior to the Merger a form of letter of transmittal and instructions for use in surrendering such certificate(s) and receiving shares of the Surviving Corporation’s Common Stock or, with respect to a Merging Corporation Dissenting Shareholder, receiving such consideration as provided for in Section 2.6.

2.8 Notice of Change in Terms of Merging Corporation Warrants and Options. Promptly after the Effective Time, the Surviving Corporation shall deliver to each holder of Merging Corporation Warrants and Merging Corporation Options a notice of the material amendments to the terms of their respective securities as a result of the Merger.

2.9 Restricted Stock. The Surviving Corporation’s Common Stock to be issued pursuant to the Merger shall not have been registered and shall be characterized as “restricted securities” under the federal securities laws, and under such laws such shares may be resold without registration under the Securities Act only in certain limited circumstances. Each certificate evidencing the Surviving Corporation’s Common Stock to be issued pursuant to the Merger shall bear the following legend in addition to any other legend required by applicable state law:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF THE COMPANY’S LEGAL COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED

ARTICLE III

ARTICLE IV

SHAREHOLDER APPROVAL AND SUPPLEMENTARY ACTION

4.1 Shareholder Approval. On or prior to the Closing Date, this Agreement shall be submitted to the shareholders of the Merging Corporation in accordance with the provisions of the NRS.

4.2 Supplementary Action. At any time, or from time to time, after the Effective Time, the last Chief Executive Officer, President, or Secretary of the Merging Corporation may, in the name of the Merging Corporation, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect or confirm in the Surviving Corporation, title to and possession of all the Merging Corporation’s property, rights, privileges, immunities, powers and purposes, and otherwise carry out the purposes and intent of this Agreement.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Florida applicable to agreements entered into and performed within such State, but without reference to the conflicts of law rules of such State.

5.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes and renders null and void any and all other prior oral or written agreements, understandings, or commitments pertaining to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived or discharged except by a written instrument signed by all of the parties hereto. The failure of any party to this Agreement to insist upon the strict performance of any of the terms, conditions or provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect.

5.3 Invalidity. Should any part of this Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any portion which may for any reason be declared invalid.

5.4 Captions. The captions contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

[Signatures contained on the following page]

IN WITNESS WHEREOF, the Surviving Corporation and Merging Corporation have each caused this Agreement to be executed as of the date and year first above written.

ALYNX, CO.

By:	/s/ John C. Thomas
Name:	John C. Thomas, Jr.
Title:	Chief Financial Officer

MIMEDX GROUP, INC.

By:	/s/ John C. Thomas
Name:	John C. Thomas, Jr.
Title:	Chief Financial Officer

PROXY

ALYNX, CO.

SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Steve Gorlin and John C. Thomas, Jr., or either of them, as proxies, each with full power of substitution, to vote any and all of the shares of Common Stock and Series A Preferred Stock of Alynx, Co. (“Alynx”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Womble Carlyle Sandridge & Rice, PLLC, One Atlantic Center, Suite 3500, 1201 West Peachtree, Atlanta, Georgia 30309, on March 31, 2008, at 9:00 a.m. local time, and at any adjournment or postponement thereof (the “Special Meeting”) upon the proposals described in the Proxy Statement and the Notice of Special Meeting of Shareholders, dated March 10, 2008, the receipt of which is hereby acknowledged.

1.	Reverse Stock Split. To approve, confirm and adopt a reverse split of the common stock of Alynx on a 1-for-3.234758 basis.

FOR	AGAINST	ABSTAIN

2.	Redomestication. Subject to approval of Proposal 1, to approve, confirm and adopt a change in Alynx’s state of incorporation from Nevada to Florida by the merger of Alynx with and into MiMedx Group, Inc., a Florida corporation and a wholly-owned subsidiary of Alynx (“MiMedx Group”), pursuant to the Agreement and Plan of Merger attached to the Proxy Statement as Appendix D.

FOR	AGAINST	ABSTAIN

3.	To consider and vote upon a proposal to grant discretionary authority to the board of directors, or a committee thereof, to adjourn or postpone the Special Meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein.

FOR	AGAINST	ABSTAIN

4.	In the discretion of the proxies, on such other matters as may properly come before the Special Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 ABOVE.

Pursuant to section 78.370 of the Nevada Revised Statutes and section 607.0141 of the Florida Business Corporation Act, by providing the email address below you are consenting to receive any and all notices and other communications from the Corporation provided to its shareholders via any electronic means allowable by applicable law, including email and the internet, and to use the email address provided below for that purpose.

Email:

Please sign this proxy exactly as your name appears below. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

Record Shareholder:

Dated:	, 2008

Signature:

Title if applicable:

Signature if held jointly:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ALYNX, CO. AND MAY BE

REVOKED PRIOR TO ITS EXERCISE.